UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2490

Smith Barney Money Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Smith Barney

Money Funds, Inc.

Cash Portfolio

Government Portfolio

INVESTMENT PRODUCTS • NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Money Funds, Inc.

Cash Portfolio

Government Portfolio

Annual Report  •  December 31, 2005

What’s

Inside

Funds’ Objective

Each Fund seeks maximum current income and preservation of capital.

Under a licensing agreement between Citigroup and Legg Mason, the name of the funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Given the steady increase in short-term rates, the yields available from money market instruments steadily rose over the one-year reporting period.

Smith Barney Money Funds, Inc.          I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice for Cash Portfolio

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 19, 2005.

Special Shareholder Notice for Government Portfolio

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with

II         Smith Barney Money Funds, Inc.

prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Smith Barney Money Funds, Inc.          III

Manager Overview

Martin R. Hanley (left) Vice President and Investment Officer Kevin Kennedy (right) Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the marketplace in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil price, and a strong economy all posed threats to fixed income prices. The U.S. economy continued its solid growth in 2005 and finished the year on a respectable note, as holiday sales appeared to meet expectations. While the economy in the second half of the year faced several negative shocks — higher energy prices, hurricane losses and rising interest rates, gross domestic product (“GDP”)i did manage to grow 4.1% in the third quarter and market participants are nevertheless expecting another slight increase for the 4th quarter.

As anticipated, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiii thirteen times, bringing the rate from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Over the 12-month period ended December 31, 2005, three-month U.S. Treasury bill yields rose from 2.21% to 4.07%, while 3-month LIBORiv rose from 2.56% to 4.54%. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by a host of investors.

Performance Review

As of December 31, 2005, the seven-day current yield for the Class A shares of Smith Barney Money Funds, Inc. — Cash Portfolio was 3.83% and its seven-day effective yield, which reflects compounding, was 3.90%. The seven-day current yield for Smith Barney Money Funds — Government Portfolio was 3.68% and its seven-day effective yield, which reflects compounding, was 3.75%.1

[1]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Smith Barney Money Funds, Inc. 2005 Annual Report         1

Smith Barney Money Funds, Inc. Yields as of December 31, 2005 (unaudited)

	Cash Portfolio[1]	Government Portfolio[1]
Class A Shares

Seven-day current yield	3.83%	3.68%

Seven-day effective yield	3.90%	3.75%

Class C Shares

Seven-day current yield	3.78%	3.39%

Seven-day effective yield	3.85%	3.45%

Class Y Shares

Seven-day current yield	3.96%	3.81%

Seven-day effective yield	4.04%	3.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Although the Fed continued to steadily raise the targeted federal funds rate over the fiscal year, we lengthened the Portfolios’ average maturity over the second half of the reporting period. This was done in order to capture higher yields given the rising interest rate environment.

What were the leading detractors from performance?

A. Through the reporting period we maintained a high quality, diversified portfolio for the two funds, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the Portfolios’ performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Cash Portfolio, although, similar to last year, we employed longer dated bank obligations to extend the Portfolio’s average maturity.

[1]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2         Smith Barney Money Funds, Inc. 2005 Annual Report

For the Government Portfolio, we utilized more floating rate agency products as interest rates rose. These securities also served as an alternative to fixed rate agency discount notes which experienced a decline in supply over the period.

Thank you for your investment in the Smith Barney Money Funds — Cash Portfolio and Government Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Martin R. Hanley Vice President and Investment Officer	Kevin Kennedy Vice President and Investment Officer

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share. It is possible to lose money by investing in the Fund.

All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

Smith Barney Money Funds, Inc. 2005 Annual Report         3

Fund at a Glance (unaudited)

Cash Portfolio

4         Smith Barney Money Funds, Inc. 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Government Portfolio

Smith Barney Money Funds, Inc. 2005 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Cash Portfolio:
Class A	1.64%	$1,000.00	$1,016.40	0.56%	$2.85

Class C	1.62	1,000.00	1,016.20	0.60	3.05

Class Y	1.73	1,000.00	1,017.30	0.39	1.98

Government Portfolio:
Class A	1.59	1,000.00	1,015.90	0.59	3.00

Class C	1.66	1,000.00	1,016.60	0.65	3.30

Class Y	1.66	1,000.00	1,016.60	0.45	2.29

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney Money Funds, Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Cash Portfolio:
Class A	5.00%	$1,000.00	$1,022.38	0.56%	$2.85

Class C	5.00	1,000.00	1,022.18	0.60	3.06

Class Y	5.00	1,000.00	1,023.24	0.39	1.99

Government Portfolio:
Class A	5.00	1,000.00	1,022.23	0.59	3.01

Class C	5.00	1,000.00	1,021.93	0.65	3.31

Class Y	5.00	1,000.00	1,022.94	0.45	2.29

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Money Funds, Inc. 2005 Annual Report         7

Schedules of Investments (December 31, 2005)

CASH PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 101.9%
Commercial Paper — 63.5%
$40,000,000	Abbey National North America LLC, 4.353% due 2/3/06 (a)	$39,841,233
	Albis Capital Corp.:
40,000,000	4.319% due 1/5/06 (a)(b)	39,980,933
75,000,000	4.390% due 1/23/06 (a)(b)	74,799,708
36,000,000	4.439% due 2/1/06 (a)(b)	35,863,600
	Amstel Funding Corp.:
99,554,000	3.910% due 1/3/06 (a)(b)	99,532,678
42,015,000	4.327% due 2/15/06 (a)(b)	41,790,220
36,500,000	4.543% due 5/5/06 (a)(b)	35,939,279
	Aquinas Funding LLC:
25,000,000	4.010% due 2/21/06 (a)(b)	24,860,812
90,000,000	3.873% due 3/3/06 (a)(b)	89,420,500
34,218,000	4.562% due 5/22/06 (a)(b)	33,620,269
10,000,000	4.604% due 6/13/06 (a)(b)	9,796,250
	Atlantic Asset Securitization Corp.:
40,000,000	4.337% due 1/12/06 (a)(b)	39,947,078
45,502,000	4.355% due 2/15/06 (a)(b)	45,255,720
91,787,000	4.162% due 3/20/06 (a)(b)	90,975,603
81,000,000	Atomium Funding LLC, 4.428% due 2/1/06 (a)(b)	80,693,100
	Bank of America Corp.:
120,000,000	4.143% due 1/23/06 (a)	119,699,333
75,000,000	4.205% due 2/3/06 (a)	74,714,000
135,000,000	4.362% due 2/6/06 (a)	134,415,450
23,000,000	4.481% due 4/12/06 (a)	22,715,110
43,677,000	Bavaria TRR Corp., 4.425% due 1/5/06 (a)(b)	43,655,550
	Beethoven Funding Corp.:
80,306,000	4.332% due 1/6/06 (a)(b)	80,257,816
194,850,000	4.329% due 1/12/06 (a)(b)	194,593,393
30,000,000	4.279% due 1/19/06 (a)(b)	29,936,250
23,383,000	4.368% due 2/1/06 (a)(b)	23,295,411
	Belmont Funding LLC:
65,000,000	4.355% due 1/13/06 (a)(b)	64,905,967
156,885,000	4.376% due 1/20/06 (a)(b)	156,523,990
37,831,000	4.427% due 2/15/06 (a)(b)	37,622,929
	Berkeley Square Finance LLC:
38,850,000	4.365% due 1/11/06 (a)(b)	38,803,056
100,000,000	4.367% due 1/17/06 (a)(b)	99,806,667
23,000,000	BNP Paribas Finance, 4.249% due 4/11/06 (a)	22,734,222
	Brahms Funding Corp.:
65,697,000	4.373% due 1/6/06 (a)(b)	65,657,217
100,000,000	4.388% due 1/12/06 (a)(b)	99,866,472
178,000	4.432% due 1/19/06 (a)(b)	177,607
50,000,000	4.433% due 1/19/06 (a)(b)	49,889,500
162,857,000	4.390% due 1/27/06 (a)(b)	162,343,005

See Notes to Financial Statements.

8         Smith Barney Money Funds, Inc. 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper — 63.5% (continued)
$20,000,000	4.394% due 1/27/06 (a)(b)	$19,936,878
100,568,000	4.405% due 1/27/06 (a)(b)	100,249,870
100,000,000	4.346% due 1/30/06 (a)(b)	99,651,194
31,500,000	Calyon North America Inc., 4.075% due 1/3/06 (a)	31,492,930
	Chesham Finance LLC:
50,000,000	4.222% due 1/3/06 (a)(b)	49,988,278
7,851,000	4.222% due 1/3/06 (a)(b)	7,849,159
48,000,000	4.464% due 3/20/06 (a)(b)	47,540,320
	Cobbler Funding LLC:
9,399,000	4.123% due 1/10/06 (a)(b)	9,389,413
178,558,000	4.367% due 1/17/06 (a)(b)	178,212,788
51,637,000	4.325% due 2/10/06 (a)(b)	51,391,437
	Concord Minutemen Capital Co.:
55,416,000	3.818% due 1/6/06 (a)(b)	55,387,137
50,000,000	4.365% due 2/15/06 (a)(b)	49,728,750
51,103,000	4.240% due 4/7/06 (a)(b)	50,537,460
103,971,000	Crown Point Capital Co., Series A, 3.874% due 3/7/06 (a)(b)	103,257,643
	Cullinan Finance Corp.:
31,831,000	4.405% due 2/13/06 (a)	31,664,471
65,000,000	3.895% due 2/23/06 (a)(b)	64,633,969
38,000,000	4.352% due 4/21/06 (a)(b)	37,505,367
55,000,000	4.581% due 5/23/06 (a)(b)	54,027,004
	Curzon Funding LLC:
107,000,000	4.350% due 1/30/06 (a)	106,627,209
94,000,000	4.352% due 1/30/06 (a)(b)	93,672,501
	Danske Corp.:
40,000,000	4.317% due 1/23/06 (a)	39,894,889
33,544,000	Series A, 4.134% due 2/13/06 (a)	33,380,930
100,000,000	Dexia Delaware LLC, 4.331% due 2/1/06 (a)	99,629,292
	Ebury Finance LLC:
20,000,000	4.252% due 1/3/06 (a)(b)	19,995,278
40,000,000	4.354% due 1/9/06 (a)(b)	39,961,422
74,850,000	4.353% due 1/12/06 (a)(b)	74,750,741
250,000,000	4.366% due 1/13/06 (a)(b)	249,637,500
59,000,000	4.377% due 1/30/06 (a)(b)	58,792,779
25,000,000	4.397% due 1/30/06 (a)(b)	24,911,792
79,145,000	Falcon Asset Securitization, 4.192% due 1/3/06 (a)(b)	79,126,577
	Fenway Funding LLC:
75,161,000	4.555% due 1/4/06 (a)(b)	75,132,501
47,000,000	4.143% due 1/10/06 (a)(b)	46,951,825
88,850,000	4.379% due 1/30/06 (a)(b)	88,538,655
50,295,000	4.395% due 1/30/06 (a)(b)	50,117,948
100,000,000	4.406% due 1/30/06 (a)(b)	99,647,167
58,999,000	4.421% due 1/30/06 (a)(b)	58,789,881
	Fountain Square Commercial Funding:
29,555,000	3.882% due 1/4/06 (a)	29,545,567
38,574,000	4.431% due 2/24/06 (a)	38,319,412

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         9

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper — 63.5% (continued)
$83,000,000	Foxboro Funding LTD., 4.399% due 1/6/06 (a)(b)	$82,949,393
75,000,000	Gemini Securitization LLC, 4.358% due 1/24/06 (a)(b)	74,792,042
	General Electric Capital Corp.:
65,000,000	3.862% due 3/2/06 (a)	64,589,417
133,000,000	3.926% due 3/2/06 (a)	132,146,583
	Georgetown Funding Co. LLC:
165,000,000	4.252% due 1/4/06 (a)(b)	164,941,837
54,565,000	4.368% due 1/24/06 (a)(b)	54,413,355
100,000,000	4.369% due 1/24/06 (a)(b)	99,722,083
150,000,000	4.379% due 1/25/06 (a)(b)	149,564,000
39,287,000	4.415% due 1/25/06 (a)(b)	39,171,758
73,774,000	4.416% due 1/26/06 (a)(b)	73,548,579
51,516,000	Giro Balanced Funding Corp., 4.357% due 1/17/06 (a)	51,416,631
162,100,000	Giro Multi-Funding Corp., 4.366% due 1/20/06 (a)	161,727,845
	Grampian Funding LLC:
12,000,000	3.820% due 1/13/06 (a)	11,985,000
5,000,000	3.937% due 2/21/06 (a)	4,972,587
100,000,000	4.040% due 3/21/06 (a)	99,131,000
49,250,000	4.238% due 4/3/06 (a)	48,727,676
100,000,000	4.547% due 5/12/06 (a)(b)	98,377,056
51,860,000	Hannover Funding Co. LLC, 4.372% due 1/30/06 (a)(b)	51,678,274
	Harwood Street Funding I:
39,300,000	4.344% due 1/17/06 (a)(b)	39,224,544
30,000,000	4.390% due 1/27/06 (a)(b)	29,905,317
	Harwood Street Funding II:
149,250,000	4.347% due 1/9/06 (a)(b)	149,106,389
50,000,000	4.383% due 1/13/06 (a)(b)	49,927,167
29,858,000	4.441% due 1/17/06 (a)(b)	29,799,213
52,500,000	ING U.S. Funding LLC, 4.589% due 6/9/06 (a)(b)	51,460,041
	KKR Pacific Funding Trust:
25,000,000	4.388% due 1/12/06 (a)(b)	24,966,618
75,000,000	4.368% due 1/19/06 (a)(b)	74,836,875
65,000,000	Landale Funding LLC, 4.377% due 2/15/06 (a)(b)	64,647,375
16,882,000	Liberty Harbour CDO Inc., 4.457% due 2/9/06 (a)(b)	16,800,980
25,000,000	Liberty Street Funding Corp., 4.354% due 1/3/06 (a)(b)	24,993,958
	Main Street Warehouse Funding:
48,200,000	4.381% due 1/3/06 (a)(b)	48,188,298
41,137,000	4.606% due 1/3/06 (a)(b)	41,126,487
15,000,000	4.397% due 1/4/06 (a)(b)	14,994,512
67,028,000	4.375% due 1/11/06 (a)(b)	66,946,822
130,000,000	4.376% due 1/11/06 (a)(b)	129,842,556
17,000,000	4.385% due 1/11/06 (a)(b)	16,979,364
100,000,000	4.386% due 1/18/06 (a)(b)	99,793,639
90,000,000	4.387% due 1/20/06 (a)(b)	89,792,425
75,000,000	4.433% due 1/20/06 (a)(b)	74,825,042
100,000,000	Mane Funding Corp., 4.183% due 1/9/06 (a)(b)	99,907,778

See Notes to Financial Statements.

10         Smith Barney Money Funds, Inc. 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper — 63.5% (continued)
	Market Street Funding:
$74,458,000	4.272% due 1/3/06 (a)(b)	$74,440,337
40,064,000	4.093% due 3/21/06 (a)(b)	39,711,448
	Mica Funding LLC:
54,450,000	4.381% due 1/3/06 (a)(b)	54,436,781
155,000,000	4.389% due 1/4/06 (a)(b)	154,943,425
24,550,000	4.365% due 1/5/06 (a)(b)	24,538,134
135,000,000	4.354% due 1/9/06 (a)(b)	134,869,800
75,000,000	4.439% due 1/12/06 (a)(b)	74,898,479
20,000,000	4.162% due 1/17/06 (a)(b)	19,963,378
50,000,000	4.246% due 3/1/06 (c)	49,997,963
	Monument Gardens Funding LLC:
100,000,000	4.382% due 1/23/06 (a)(b)	99,733,556
84,000,000	4.414% due 1/23/06 (a)(b)	83,774,133
50,000,000	4.394% due 2/13/06 (a)(b)	49,739,014
35,000,000	4.473% due 2/24/06 (a)(b)	34,766,900
350,000,000	Morgan Stanley, 4.450% due 1/3/06	350,000,000
64,500,000	Newport Funding Corp., 4.430% due 3/8/06 (a)(b)	63,982,065
	Nieuw Amsterdam Receivables:
33,016,000	4.390% due 2/3/06 (a)(b)	32,883,743
21,737,000	4.632% due 6/13/06 (a)(b)	21,291,156
	Nordea North America Inc.:
70,000,000	4.355% due 2/24/06 (a)	69,547,450
84,000,000	4.390% due 4/27/06 (a)	82,837,487
90,430,000	4.478% due 4/27/06 (a)	89,150,817
	Ormond Quay Funding LLC:
68,000,000	4.350% due 1/17/06 (a)(b)	67,869,138
100,000,000	4.350% due 1/19/06 (a)(b)	99,783,500
62,000,000	4.271% due 1/23/06 (a)(b)	61,839,351
59,500,000	4.362% due 1/23/06 (a)(b)	59,342,193
52,000,000	4.362% due 1/25/06 (a)(b)	51,849,547
22,000,000	Park Granada LLC, 4.507% due 3/22/06 (a)	21,781,956
	Picaros Funding LLC:
41,008,000	3.967% due 3/1/06 (a)(b)	40,746,563
92,477,000	4.552% due 5/22/06 (a)(b)	90,865,203
	Polonius Inc.:
10,131,000	4.291% due 1/20/06 (a)(b)	10,108,115
39,505,000	3.977% due 1/23/06 (a)(b)	39,410,605
59,180,000	4.389% due 3/7/06 (a)(b)	58,717,327
18,030,000	4.494% due 4/18/06 (a)(b)	17,793,672
	Regency Markets No. 1 LLC:
79,250,000	4.338% due 1/17/06 (a)(b)	79,097,840
105,000,000	4.345% due 1/17/06 (a)(b)	104,797,933
121,936,000	4.393% due 1/17/06 (a)(b)	121,698,631
104,252,000	4.218% due 1/20/06 (a)(b)	104,022,009
75,000,000	Saint Germain Holdings Inc., 4.367% due 1/18/06 (a)(b)	74,845,937

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         11

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper — 63.5% (continued)
	Scaldis Capital LLC:
$17,985,000	3.997% due 2/17/06 (a)(b)	$17,892,957
36,900,000	4.211% due 3/20/06 (a)(b)	36,569,806
2,119,000	4.242% due 3/24/06 (a)(b)	2,098,921
	Societe Generale North America:
3,000,000	4.304% due 2/3/06 (a)(b)	2,988,258
38,175,000	4.382% due 2/28/06 (a)(b)	37,907,457
37,423,000	Solitaire Funding LLC, 3.968% due 2/9/06 (a)(b)	37,265,293
	Stanfield Victoria Funding:
21,500,000	4.397% due 2/28/06 (a)(b)	21,349,321
50,000,000	4.182% due 3/30/06 (a)(b)	49,499,500
	Strand Capital LLC:
50,000,000	4.048% due 1/11/06 (a)(b)	49,944,444
35,000,000	4.003% due 1/24/06 (a)(b)	34,912,121
30,083,000	4.393% due 2/6/06 (a)(b)	29,951,838
42,125,000	4.496% due 3/3/06 (a)(b)	41,806,652
38,000,000	4.089% due 3/14/06 (a)(b)	37,695,240
35,000,000	4.279% due 4/3/06 (a)(b)	34,625,228
10,000,000	Stratford Receivables Co., LLC, 4.364% due 1/9/06 (a)(b)	9,990,333
	Tasman Funding Inc.:
50,000,000	4.053% due 1/3/06 (a)(b)	49,988,861
67,798,000	4.336% due 1/12/06 (a)(b)	67,708,507
33,688,000	4.346% due 1/20/06 (a)(b)	33,611,014
61,911,000	4.378% due 1/23/06 (a)(b)	61,746,042
24,118,000	4.441% due 3/14/06 (a)(b)	23,905,762
47,000,000	Thunder Bay Funding, Inc., 4.270% due 4/10/06 (a)(b)	46,459,735
101,614,000	UBS Finance Delaware LLC, 4.316% due 2/1/06 (a)	101,238,621
	Victory Receivable Corp.:
93,527,000	4.404% due 1/5/06 (a)(b)	93,481,276
52,390,000	4.337% due 1/10/06 (a)(b)	52,333,419
22,206,000	4.335% due 1/12/06 (a)(b)	22,176,688
35,850,000	Westpac Banking Corp., 4.605% due 6/15/06 (a)(b)	35,110,594
	Whistlejacket Capital Ltd.:
12,433,000	3.854% due 1/24/06 (a)(b)	12,402,974
12,658,000	3.944% due 2/23/06 (a)(b)	12,585,881

	Total Commercial Paper (Cost — $11,223,040,707)	11,223,040,707

Certificates of Deposit — 2.7%
	HSBC Bank USA:
38,000,000	3.990% due 7/17/06	38,000,000
20,000,000	3.995% due 7/18/06	20,000,000
	Wells Fargo Bank NA:
98,850,000	4.290% due 1/24/06	98,850,000
72,000,000	4.300% due 1/25/06	72,000,000
79,000,000	4.300% due 1/30/06	78,999,367

See Notes to Financial Statements.

12         Smith Barney Money Funds, Inc. 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Certificates of Deposit — 2.7% (continued)
$150,000,000	4.310% due 1/30/06	$149,998,798
25,000,000	4.010% due 7/24/06	24,982,980

	Total Certificates of Deposit (Cost — $482,850,000)	482,831,145

Certificate of Deposit (Euro) — 0.2%
45,000,000	Societe Generale London, 4.000% due 7/19/06 (Cost — $44,992,723)	44,992,723

Certificates of Deposit (Yankee) — 20.6%
40,000,000	ABN Amro Bank Chicago NV, 4.435% due 10/12/06	40,000,000
45,000,000	Bank Nova Scotia, 4.700% due 9/29/06	45,000,000
25,000,000	Bank of Montreal Chicago, 4.380% due 2/27/06	25,000,000
	Barclays Bank PLC NY:
40,000,000	4.050% due 1/6/06	40,000,000
82,350,000	4.190% due 1/9/06	82,350,000
80,000,000	4.335% due 2/6/06	80,000,000
150,000,000	4.370% due 2/13/06	150,000,000
84,000,000	4.200% due 2/17/06	84,000,000
55,000,000	4.180% due 3/6/06	55,000,000
10,000,000	3.780% due 6/30/06	10,000,000
	BNP Paribas NY Branch:
85,000,000	4.010% due 2/28/06	84,987,455
20,000,000	3.995% due 3/20/06	20,000,000
24,000,000	4.480% due 4/13/06	24,000,000
73,900,000	4.100% due 5/24/06	73,900,000
10,000,000	3.690% due 6/12/06	10,000,000
	Calyon NY:
100,000,000	4.255% due 2/1/06	100,000,000
134,000,000	4.360% due 2/16/06	133,997,670
50,000,000	4.015% due 2/28/06	49,999,203
80,000,000	4.300% due 4/26/06	79,971,033
	Credit Suisse First Boston NY:
245,000,000	4.330% due 1/17/06	245,000,000
65,000,000	4.700% due 11/3/06	65,000,000
	Depfa Bank PLC:
45,000,000	4.020% due 7/18/06	45,000,000
53,750,000	4.160% due 8/4/06	53,750,000
60,800,000	4.220% due 8/11/06	60,800,000
	Deutsche Bank NY:
51,500,000	4.100% due 5/22/06	51,500,000
10,000,000	4.000% due 7/21/06	10,000,000
75,000,000	4.250% due 8/9/06	75,000,000
75,000,000	4.730% due 11/6/06	75,000,000
	Dexia Bank NY Branch:
208,300,000	4.335% due 2/1/06	208,300,869
20,000,000	3.920% due 3/14/06	20,000,000

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         13

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 20.6% (continued)
	Dexia Credit Local SA:
$100,000,000	4.280% due 1/30/06	$99,998,401
26,000,000	4.290% due 2/1/06	25,999,287
135,000,000	4.350% due 2/7/06	135,001,377
	Fortis Bank NY:
142,300,000	4.290% due 1/17/06	142,300,000
105,000,000	4.330% due 1/27/06	105,000,000
100,000,000	4.140% due 8/4/06	100,000,000
	HBOS Treasury Services NY:
80,000,000	4.010% due 7/20/06	79,938,549
50,000,000	4.700% due 9/29/06	50,000,000
62,000,000	Lloyds TSB Bank PLC NY, 4.040% due 1/6/06	62,000,043
67,000,000	Nordea Bank Finland NY, 4.590% due 6/5/06	67,001,245
	Royal Bank of Canada NY:
18,500,000	3.990% due 2/21/06	18,500,000
74,500,000	4.030% due 7/24/06	74,471,639
	Royal Bank of Scotland NY:
33,000,000	3.830% due 3/6/06	33,001,727
20,000,000	4.225% due 8/15/06	20,000,000
79,000,000	4.640% due 11/1/06	79,000,000
	Societe Generale NY:
249,850,000	4.310% due 1/31/06	249,850,000
35,000,000	3.730% due 6/23/06	35,000,000
116,850,000	Svenska Handelsbanken NY, 4.360% due 2/14/06	116,850,000
50,000,000	Toronto Dominion Bank NY, 3.600% due 6/7/06	50,000,000

	Total Certificates of Deposit (Yankee) (Cost — $3,641,449,643)	3,641,468,498

Bank Note — 0.3%
45,000,000	Bank of America N.A., 4.100% due 5/22/06 (Cost — $45,000,000)	45,000,000

Medium Term Notes — 4.3%
200,000,000	Cheyne Finance LLC, 4.339% due 1/17/06 (b)(c)	199,968,366
300,000,000	General Electric Capital Corp., 4.470% due 1/17/06 (c)	300,000,000
	Stanfield Victoria Funding LLC:
50,000,000	4.271% due 1/5/06 (b)(c)	49,994,904
50,000,000	4.329% due 1/17/06 (b)(c)	49,991,699
130,000,000	4.339% due 1/25/06 (b)(c)	129,993,943
25,000,000	4.339% due 1/25/06 (b)(c)	24,995,785

	Total Medium Term Notes (Cost — $754,944,697)	754,944,697

Promissory Note — 1.1%
200,000,000	Goldman Sachs Group Inc., 4.170% due 3/20/06 (Cost — $200,000,000)	200,000,000

U.S. Government Agencies — 7.8%
147,000,000	Federal Home Loan Bank (FHLB), 4.220% due 5/16/06 (c)	146,964,704
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
20,000,000	3.536% due 2/27/06 (a)	19,891,067
75,000,000	3.572% due 3/7/06 (a)	74,532,812

See Notes to Financial Statements.

14         Smith Barney Money Funds, Inc. 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 7.8% (continued)
$50,000,000	3.606% due 3/27/06 (a)	$49,585,625
85,000,000	4.545% due 6/20/06 (a)	83,217,833
25,000,000	3.889% due 7/5/06 (a)	24,518,872
80,000,000	4.605% due 9/18/06 (a)	77,434,667
50,000,000	4.610% due 9/27/06 (a)	48,346,771
76,000,000	4.575% due 11/1/06 (a)	73,185,804
50,000,000	4.623% due 11/1/06 (a)	48,133,778
50,000,000	4.575% due 12/1/06 (a)	47,931,056
25,000,000	4.669% due 12/1/06 (a)	23,965,528
76,500,000	4.669% due 12/12/06 (a)	73,230,262
	Series RB:
11,312,000	3.402% due 2/7/06 (a)	11,273,517
23,000,000	3.900% due 2/14/06 (a)	22,892,475
100,000,000	4.046% due 3/28/06 (a)	99,052,806
23,253,000	3.558% due 5/30/06 (a)	22,922,410
46,173,000	3.717% due 5/30/06 (a)	45,486,933
	Federal National Mortgage Association (FNMA):
	Discount Notes:
44,285,000	3.691% due 3/17/06 (a)	43,956,553
5,000,000	3.472% due 3/31/06 (a)	4,958,467
50,000,000	3.712% due 5/26/06 (a)	49,278,021
25,000,000	3.803% due 6/30/06 (a)	24,541,875
85,000,000	4.345% due 9/29/06 (a)	82,334,978
	Notes:
100,000,000	4.268% due 2/22/06 (c)	99,976,753
75,000,000	4.360% due 3/21/06 (c)	74,957,059

	Total U.S. Government Agencies (Cost — $1,372,570,626)	1,372,570,626

U.S. Government Obligations — 1.3%
75,000,000	U.S. Treasury Bills, 4.29% due 6/1/06 (a)	73,691,333
150,000,000	U.S. Treasury Notes, 2.375% due 8/31/06	148,425,420

	Total U.S. Government Obligations (Cost — $222,116,753)	222,116,753

Time Deposit — 0.1%
22,176,000	State Street Cayman Islands, 4.125% due 1/3/06 (Cost — $22,176,000)	22,176,000

	TOTAL INVESTMENTS — 101.9% (Cost — $18,009,141,149#)	18,009,141,149
	Liabilities in Excess of Other Assets — (1.9)%	(341,567,212)

	TOTAL NET ASSETS — 100.0%	$17,667,573,937

(a)	Yield to maturity on date of purchase.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         15

Schedules of Investments (December 31, 2005) (continued)

GOVERNMENT PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 102.4%
U.S. Government & Agency Obligations — 93.3%
U.S. Government Agencies — 90.7%
	Federal Farm Credit Bank (FFCB):
$75,000,000	4.186% due 1/1/06 (a)	$74,995,695
50,000,000	4.300% due 1/11/06 (a)	50,015,930
80,000,000	4.260% due 2/1/06 (a)	79,992,117
55,000,000	4.249% due 2/2/06 (a)	54,983,807
10,000,000	Discount Notes, 4.017% due 9/13/06 (b)	9,726,583
100,000,000	Series I, 4.230% due 1/14/06 (a)	99,989,222
	Federal Home Loan Bank (FHLB):
60,000,000	3.925% due 1/15/06 (a)	59,970,349
100,000,000	4.220% due 2/16/06 (a)	99,975,989
20,000,000	2.950% due 9/14/06	19,830,010
125,000,000	Bonds, 4.195% due 2/10/06 (a)	124,982,720
	Discount Notes:
36,000,000	4.079% due 1/11/06 (b)	35,959,500
35,000,000	4.332% due 3/8/06 (b)	34,725,046
85,000,000	4.247% due 4/21/06 (b)	83,919,556
50,000,000	Series I, 4.401% due 1/6/06 (a)	49,970,790
	Federal Home Loan Mortgage Corp. (FHLMC):
24,282,000	4.051% due 3/28/06 (b)	24,051,712
	Discount Notes:
25,000,000	3.436% due 1/10/06 (b)	24,979,125
150,000,000	4.244% due 1/31/06 (b)	149,472,500
50,000,000	4.069% due 3/7/06 (b)	49,638,889
22,741,000	3.992% due 3/27/06 (b)	22,531,593
60,000,000	3.768% due 3/31/06 (b)	59,456,358
25,000,000	3.889% due 7/5/06 (b)	24,518,872
40,000,000	3.930% due 7/5/06 (b)	39,221,972
8,645,000	4.120% due 8/1/06 (b)	8,443,399
15,000,000	4.610% due 9/27/06 (b)	14,504,031
92,320,000	Series RB, 4.257% due 2/7/06 (b)	91,918,639
	Federal National Mortgage Association (FNMA):
34,400,000	4.325% due 3/7/06 (a)	34,389,023
	Discount Notes:
100,000,000	4.124% due 2/1/06 (b)	99,648,236
28,496,000	4.253% due 2/22/06 (b)	28,322,713
90,100,000	4.343% due 3/8/06 (b)	89,389,712
46,173,000	4.071% due 3/29/06 (b)	45,727,777
23,510,000	4.072% due 3/29/06 (b)	23,283,305
55,000,000	4.277% due 4/19/06 (b)	54,308,650
25,000,000	4.391% due 4/26/06 (b)	24,655,799
25,000,000	3.716% due 5/26/06 (b)	24,638,507

See Notes to Financial Statements.

16         Smith Barney Money Funds, Inc. 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 90.7% (continued)
$40,000,000	4.085% due 7/28/06 (b)	$39,092,889
20,000,000	4.619% due 10/27/06 (b)	19,264,128

	Total U.S. Government Agencies (Cost — $1,870,495,143)	1,870,495,143

U.S. Government Obligations — 2.6%
25,000,000	U.S. Treasury Bills, 4.093% due 4/20/06 (b)	24,696,465
30,000,000	U.S. Treasury Notes, 2.375% due 8/31/06	29,739,063

	Total U.S. Government Obligations (Cost — $54,435,528)	54,435,528

	Total U.S. Government & Agency Obligations (Cost — $1,924,930,671)	1,924,930,671

Repurchase Agreement — 9.1%
187,052,000	Greenwich Capital Markets Inc., dated 12/30/05, 4.280% due 1/3/06; Proceeds at maturity — $187,140,954; (Fully collateralized by various U.S. government agency obligations, 3.050% to 6.210%, due 6/28/06 to 8/6/38; Market value — $190,794,316) (Cost — $187,052,000)	187,052,000

	TOTAL INVESTMENTS — 102.4% (Cost — $2,111,982,671#)	2,111,982,671
	Liabilities in Excess of Other Assets — (2.4)%	(49,554,475)

	TOTAL NET ASSETS — 100.0%	$2,062,428,196

(a)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
(b)	Yield to maturity on date of purchase.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         17

Statements of Assets and Liabilities (December 31, 2005)

	Cash Portfolio	Government Portfolio
ASSETS:
Investments, at amortized cost	$18,009,141,149	$2,111,982,671
Cash	876	855
Receivable for Fund shares sold	694,471,481	68,989,166
Interest receivable	34,948,418	3,102,892
Deferred compensation	537,900	78,186
Prepaid expenses	466,289	118,001

Total Assets	18,739,566,113	2,184,271,771

LIABILITIES:
Payable for Fund shares repurchased	1,060,391,665	70,505,405
Payable for securities purchased	—	49,970,790
Management fee payable	5,721,673	782,231
Transfer agent fees payable	3,083,616	134,371
Distributions payable	1,116,057	194,711
Distribution fees payable (Notes 2 and 3)	541,390	62,021
Deferred compensation payable	537,900	78,186
Directors’ fees payable	6,165	5,364
Accrued expenses	593,710	110,496

Total Liabilities	1,071,992,176	121,843,575

Total Net Assets	$17,667,573,937	$2,062,428,196

NET ASSETS:
Par value (Note 5)	$176,673,271	$20,623,798
Paid-in capital in excess of par value	17,490,901,666	2,041,772,605
Undistributed net investment income	17,232	31,793
Accumulated net realized gain (loss) on investments	(18,232)	—

Total Net Assets	$17,667,573,937	$2,062,428,196

Shares Outstanding:
Class A	17,546,472,956	2,049,262,435
Class C	152,362	3,160
Class Y	120,701,780	13,114,162

Net Asset Value:
Class A	$1.00	$1.00
Class C	$1.00	$1.00
Class Y	$1.00	$1.00

See Notes to Financial Statements.

18         Smith Barney Money Funds, Inc. 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005)

	Cash Portfolio	Government Portfolio
INVESTMENT INCOME:
Interest	$573,112,650	$74,030,341

EXPENSES:
Management fee (Note 2)	65,276,720	9,953,207
Distribution fees (Notes 2 and 3)	17,262,701	2,287,222
Transfer agent fees (Notes 2 and 3)	15,828,334	765,395
Custody fees	839,567	100,444
Registration fees	472,809	205,022
Insurance	328,311	61,156
Directors’ fees	297,698	42,261
Shareholder reports (Note 3)	292,639	68,061
Legal fees	57,903	32,214
Audit and tax	54,090	39,177
Miscellaneous expenses	32,617	8,673

Total Expenses	100,743,389	13,562,832
Less: Expense reimbursement (Note 2)	—	(5)

Net Expenses	100,743,389	13,562,827

Net Investment Income	472,369,261	60,467,514

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net Realized Gain (Loss) From Investment Transactions	(18,232)	8,634

Increase in Net Assets From Operations	$472,351,029	$60,476,148

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         19

Statements of Changes in Net Assets (For the years ended December 31,)

Cash Portfolio	2005	2004
OPERATIONS:
Net investment income	$472,369,261	$163,519,097
Net realized gain (loss)	(18,232)	75,944

Increase in Net Assets From Operations	472,351,029	163,595,041

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(472,369,261)	(163,254,028)
Net realized gains	—	(265,069)

Decrease in Net Assets From Distributions to Shareholders	(472,369,261)	(163,519,097)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	102,958,638,804	94,763,889,887
Reinvestment of distributions	457,134,926	158,525,154
Cost of shares repurchased	(102,994,449,761)	(97,314,303,363)

Increase (Decrease) in Net Assets From Fund Share Transactions	421,323,969	(2,391,888,322)

Increase (Decrease) in Net Assets	421,305,737	(2,391,812,378)
NET ASSETS:
Beginning of year	17,246,268,200	19,638,080,578

End of year*	$17,667,573,937	$17,246,268,200

*Includes undistributed net investment income of:	$17,232	$17,232

See Notes to Financial Statements.

20         Smith Barney Money Funds, Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Government Portfolio	2005	2004
OPERATIONS:
Net investment income	$60,467,514	$22,173,130
Net realized gain	8,634	20,414

Increase in Net Assets From Operations	60,476,148	22,193,544

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(60,458,877)	(22,133,330)
Net realized gains	(8,634)	(39,800)

Decrease in Net Assets From Distributions to Shareholders	(60,467,511)	(22,173,130)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	9,602,150,169	9,723,013,124
Reinvestment of distributions	58,143,963	21,559,416
Cost of shares repurchased	(9,924,400,746)	(10,208,828,172)

Decrease in Net Assets From Fund Share Transactions	(264,106,614)	(464,255,632)

Decrease in Net Assets	(264,097,977)	(464,235,218)
NET ASSETS:
Beginning of year	2,326,526,173	2,790,761,391

End of year*	$2,062,428,196	$2,326,526,173

* Includes undistributed net investment income of:	$31,793	$23,156

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         21

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares
Cash Portfolio	2005(1)		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income from Operations:
Net investment income	0.027		0.009		0.007	0.013	0.037
Net realized gain (loss)	(0.000	)(2)	0.000	(2)	0.000 (2)	0.000 (2)	0.000 (2)

Total Income from Operations	0.027		0.009		0.007	0.013	0.037

Less Distributions From:
Net investment income	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)
Net realized gains	—		(0.000	)(2)	—	—	—

Total Distributions	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(3)	2.75%		0.90%		0.67%	1.28%	3.78%

Net Assets, End of Year (billions)	$18		$17		$20	$23	$32

Ratios to Average Net Assets:
Gross expenses	0.58%		0.59%		0.56%	0.62%	0.59%
Net expenses(4)	0.58		0.54	(5)	0.56	0.62	0.59
Net investment income	2.72		0.88		0.68	1.27	3.93

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         Smith Barney Money Funds, Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)
Cash Portfolio	2005(2)		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income from Operations:
Net investment income	0.027		0.009		0.007	0.013	0.037
Net realized gain (loss)	(0.000	)(3)	0.000	(3)	0.000 (3)	0.000 (3)	0.000 (3)

Total Income from Operations	0.027		0.009		0.007	0.013	0.037

Less Distributions From:
Net investment income	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)
Net realized gains	—		(0.000	)(3)	—	—	—

Total Distributions	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(4)	2.71%		0.90%		0.67%	1.29%	3.81%

Net Assets, End of Year (000s)	$152		$166		$381	$347	$304

Ratios to Average Net Assets:
Gross expenses	0.63%		0.59%		0.55%	0.61%	0.56%
Net expenses(5)	0.63		0.55	(6)	0.55	0.61	0.56
Net investment income	2.65		0.79		0.67	1.28	3.53

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.001 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 0.70%.
(6)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class Y Shares
Cash Portfolio	2005(1)		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income from Operations:
Net investment income	0.029		0.010		0.008	0.014	0.039
Net realized gain (loss)	(0.000	)(2)	0.000	(2)	0.000 (2)	0.000 (2)	0.000 (2)

Total Income from Operations	0.029		0.010		0.008	0.014	0.039

Less Distributions From:
Net investment income	(0.029)		(0.010)		(0.008)	(0.014)	(0.039)
Net realized gains	—		(0.000	)(2)	—	—	—

Total Distributions	(0.029)		(0.010)		(0.008)	(0.014)	(0.039)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(3)	2.91%		1.00%		0.78%	1.45%	3.94%

Net Assets, End of Year (millions)	$121		$86		$128	$63	$60

Ratios to Average Net Assets:
Gross expenses	0.43%		0.49%		0.44%	0.45%	0.40%
Net expenses(4)	0.43		0.43	(5)	0.44	0.45	0.40
Net investment income	2.93		0.98		0.76	1.44	3.96

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y shares of the Fund will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24         Smith Barney Money Funds, Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares

Government Portfolio	2005(1)		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income from Operations:
Net investment income	0.027		0.009		0.006		0.012	0.036
Net realized gain	0.000	(2)	0.000	(2)	0.000	(2)	0.000 (2)	0.000 (2)

Total Income from Operations	0.027		0.009		0.006		0.012	0.036

Less Distributions From:
Net investment income	(0.027)		(0.009)		(0.006)		(0.012)	(0.036)
Net realized gains	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	—	—

Total Distributions	(0.027)		(0.009)		(0.006)		(0.012)	(0.036)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(3)	2.69%		0.85%		0.62%		1.22%	3.67%

Net Assets, End of Year (billions)	$2		$2		$3		$3	$4

Ratios to Average Net Assets:
Gross expenses	0.59%		0.57%		0.56%		0.61%	0.56%
Net expenses(4)	0.59		0.54	(5)	0.56		0.61	0.56
Net investment income	2.63		0.82		0.63		1.21	3.74

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         25

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)
Government Portfolio	2005(2)		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income from Operations:
Net investment income	0.025		0.007		0.006		0.012	0.036
Net realized gain	0.000	(3)	0.000	(3)	0.000	(3)	0.000 (3)	0.000 (3)

Total Income from Operations	0.025		0.007		0.006		0.012	0.036

Less Distributions From:
Net investment income	(0.025)		(0.007)		(0.006)		(0.012)	(0.036)
Net realized gains	(0.000	)(3)	(0.000	)(3)	(0.000	)(3)	—	—

Total Distributions	(0.025)		(0.007)		(0.006)		(0.012)	(0.036)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(4)	2.57%		0.73%		0.58%		1.21%	3.68%

Net Assets, End of Year (000s)	$3		$6		$14		$131	$123

Ratios to Average Net Assets:
Gross expenses	0.79%		0.76%		0.61%		0.61%	0.63%
Net expenses(5)	0.65	(6)	0.65	(6)	0.61		0.61	0.63
Net investment income	2.49		0.69		0.65		1.21	3.53

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.001 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 0.70%.
(6)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

26         Smith Barney Money Funds, Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class Y Shares
Government Portfolio	2005(1)		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income from Operations:
Net investment income	0.028		0.010		0.007		0.013	0.037
Net realized gain	0.000	(2)	0.000	(2)	0.000	(2)	0.000 (2)	0.000 (2)

Total Income from Operations	0.028		0.010		0.007		0.013	0.037

Less Distributions From:
Net investment income	(0.028)		(0.010)		(0.007)		(0.013)	(0.037)
Net realized gains	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	—	—

Total Distributions	(0.028)		(0.010)		(0.007)		(0.013)	(0.037)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(3)	2.83%		0.98%		0.75%		1.35%	3.78%

Net Assets, End of Year (millions)	$13		$3		$1		$2	$21

Ratios to Average Net Assets:
Gross expenses	0.45%		0.43%		0.44%		0.48%	0.44%
Net expenses(4)	0.45		0.41	(5)	0.44		0.48	0.44
Net investment income	2.77		1.05		0.76		1.38	3.69

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y shares of the Fund will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Money Funds, Inc. 2005 Annual Report         27

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Cash Portfolio (“Cash”) and Government Portfolio (“Government”) (collectively, the “Funds”) are separate diversified investment funds of the Smith Barney Money Funds, Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to share -

28         Smith Barney Money Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

holders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications during the current year for Cash Portfolio and Government Portfolio.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The Funds’ shareholders approved a new investment management contract between the Funds and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Funds paid the Manager a fee calculated at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.0 billion	0.450%

Next $1.0 billion	0.425%

Next $3.0 billion	0.400%

Next $5.0 billion	0.375%

Over $10.0 billion	0.350%

Under the new Investment Management agreement the Funds will continue to pay the Manager a management fee calculated at an annual rate of the Funds’ average daily net assets as shown in the table above. This fee is calculated daily and paid monthly.

During the year ended December 31, 2005, SBFM voluntarily reimbursed certain expenses amounting to $5 for the Government Portfolio Class C shares.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. The Board has approved Boston Financial Data Services, Inc. (“BFDS”) to serve as transfer agent for the Fund with respect to Cash Portfolio effective January 23, 2006. BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent. PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Funds’ sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type

Smith Barney Money Funds, Inc. 2005 Annual Report         29

Notes to Financial Statements (continued)

of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Funds paid transfer agent fees of $13,461,780 and $658,022 for the Cash and Government Portfolios, respectively, to CTB.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Board also appointed PFS Investments Inc. (“PFS”) as a co-distributor of Cash Portfolio. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans. CGM, LMIS, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The Funds have adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Director”) to defer the receipt of all or a portion of their fees until a later date specified by the Director. The deferred fees earn a return based on notional investments selected by the Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered an obligation of the Funds and any payments made pursuant to the Plan will be made from each Fund’s assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of December 31, 2005, the Funds have accrued $537,900 and $78,186 for the Cash Portfolio and Government Portfolio, respectively, as deferred compensation payable.

Certain officers and one director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Class Specific Expenses

Pursuant to a Distribution Plan, each Fund pays a distribution fee with respect to its Class A and C shares calculated at the annual rate of 0.10% of the average daily net assets of each respective class. For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

	Distribution Fees
	Class A	Class C
Cash Portfolio	$17,262,543	$158
Government Portfolio	2,287,218	4

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Transfer Agent Fees
	Class A	Class C	Class Y
Cash Portfolio	$15,787,265	$222	$40,847
Government Portfolio	765,372	9	14

30         Smith Barney Money Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Shareholder Reports Expenses
	Class A	Class C	Class Y
Cash Portfolio	$291,588	$4	$1,047
Government Portfolio	68,005	1	55

4.	Distributions to Shareholders by Class

Cash Portfolio	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$469,375,138	$162,322,586
Class C†	4,185	1,870
Class Y	2,989,938	929,572

Total	$472,369,261	$163,254,028

Net Realized Gains
Class A	$—	$262,418
Class C†	—	0	*
Class Y	—	2,651

Total	$—	$265,069

†	On April 29, 2004, Class L shares were renamed as Class C shares.
*	Amount represents less than $1.

Government Portfolio	Year Ended December 31, 2005		Year Ended December 31, 2004
Net Investment Income
Class A	$60,082,453		$22,076,354
Class C†	92		94
Class Y	376,332		56,882

Total	$60,458,877		$22,133,330

Net Realized Gains
Class A	$8,583		$39,800
Class C†	0	*	0	*
Class Y	51		0	*

Total	$8,634		$39,800

†	On April 29, 2004, Class L shares were renamed as Class C shares.
*	Amount represents less than $1.

Smith Barney Money Funds, Inc. 2005 Annual Report         31

Notes to Financial Statements (continued)

5.	Capital Shares

The Company offers multiple classes of shares within the Cash and Government Portfolios. Class A and Class Y shares can be purchased directly by investors; Class C shares can only be purchased by participants in the Smith Barney 401(k) Program.

Transactions in shares of each class, each at $1.00, were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Cash Portfolio	Shares	Shares
Class A
Shares sold	102,843,224,266	94,705,680,845
Shares issued on reinvestment	456,973,525	158,356,650
Shares repurchased	(102,913,306,356)	(97,214,217,387)

Net Increase (Decrease)	386,891,435	(2,350,179,892)

Class C†
Shares sold	—	15,089
Shares issued on reinvestment	4,159	1,773
Shares repurchased	(17,516)	(232,571)

Net Decrease	(13,357)	(215,709)

Class Y
Shares sold	115,414,539	58,193,953
Shares issued on reinvestment	157,243	166,731
Shares repurchased	(81,125,889)	(99,853,405)

Net Increase (Decrease)	34,445,893	(41,492,721)

†	On April 29, 2004, Class L shares were renamed Class C shares.

	Year Ended December 31, 2005	Year Ended December 31, 2004
Government Portfolio	Shares	Shares
Class A
Shares sold	9,575,766,056	9,685,704,372
Shares issued on reinvestment	57,767,451	21,502,446
Shares repurchased	(9,908,097,594)	(10,173,101,768)

Net Decrease	(274,564,087)	(465,894,950)

Class C†
Shares sold	—	1,660
Shares issued on reinvestment	91	87
Shares repurchased	(3,152)	(9,504)

Net Decrease	(3,061)	(7,757)

Class Y
Shares sold	26,384,113	37,307,092
Shares issued on reinvestment	376,421	56,883
Shares repurchased	(16,300,000)	(35,716,900)

Net Increase	10,460,534	1,647,075

†	On April 29, 2004, Class L shares were renamed Class C shares.

32         Smith Barney Money Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

	Record Date	Payable Date	Class A	Class C	Class Y
Cash Portfolio	Daily	1/31/2006	$0.003084	$0.003052	$0.003195

Government Portfolio	Daily	1/31/2006	$0.002944	$0.002669	$0.003039

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

	Cash Portfolio	Government Portfolio
Distributions paid from:
Ordinary Income	$472,369,261	$60,467,511

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

	Cash Portfolio	Government Portfolio
Distributions paid from:
Ordinary Income	$163,519,097	$22,173,130

As of December 31, 2005, there were no significant differences between the book and tax components of net assets for both Cash Portfolio and Government Portfolio.

As of December 31, 2005, the Cash Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2013	$(18,232)

This amount will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

Smith Barney Money Funds, Inc. 2005 Annual Report         33

Notes to Financial Statements (continued)

and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

34         Smith Barney Money Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (SBAM) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney Money Funds, Inc. 2005 Annual Report         35

Notes to Financial Statements (continued)

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

36         Smith Barney Money Funds, Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Smith Barney Money Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cash Portfolio and Government Portfolio, each a series of Smith Barney Money Funds, Inc., as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Portfolio and Government Portfolio as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Smith Barney Money Funds, Inc. 2005 Annual Report         37

Board Approval of Management Agreement (unaudited)

The members of the Board of Smith Barney Money Funds — Cash Portfolio and Government Portfolio (each a “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, Smith Barney Funds Management LLC, and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the

38         Smith Barney Money Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

Smith Barney Money Funds: Cash Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “money market funds” by Lipper, showed that the Fund’s performance for all of the periods presented was better than the median. As a result of this and based on their review, the Board concluded that the Fund’s relative investment performance was satisfactory.

Smith Barney Money Funds: Government Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “US government money market

Smith Barney Money Funds, Inc. 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

funds” by Lipper, showed that the Fund’s performance for all of the periods presented was better than the median. As a result of this and based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

Smith Barney Money Funds: Cash Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees, as well as its actual total expense ratio, to its Expense Group, consisting of 10 retail no-load funds (including the Fund) classified as “money market funds” by Lipper, showed that although the Fund’s Contractual and Actual Management Fees were higher than the median, they were within the range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s transfer agency fees were higher than the median for its Expense Group because the Fund is used as a sweep vehicle for certain customers’ brokerage accounts it may have a larger number of relatively small accounts than its peer group and therefore higher transfer agent fees. The Board noted that the Fund’s actual total expense ratio was within the median range.

The Board will continue to monitor management fees and total expenses of the Fund. The Board noted that the Fund’s transfer agency fees were among the highest in its Lipper Expense Group.

40         Smith Barney Money Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Smith Barney Money Funds: Government Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 13 retail no-load funds (including the Fund) classified as “US government money market funds” by Lipper, showed that although the Fund’s Contractual and Actual Management Fees were higher than the median range of management fees paid by the other funds in the Expense Group the Fund’s actual total expense ratio was better than the median and the Board concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

Smith Barney Money Funds, Inc. 2005 Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

42         Smith Barney Money Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will

Smith Barney Money Funds, Inc. 2005 Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

44         Smith Barney Money Funds, Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Money Funds, Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, Florida 33455 Birth Year: 1930	Director	Since 1992	Retired	27	None

Smith Barney Money Funds, Inc. 2005 Annual Report         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

46         Smith Barney Money Funds, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 1993	Portfolio Manager	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1954	Vice President and Investment Officer	Since 2001	Portfolio Manager	N/A	N/A

Smith Barney Money Funds, Inc. 2005 Annual Report         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

48         Smith Barney Money Funds, Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)

Smith Barney Money Funds, Inc. — Cash Portfolio

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to elect directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

1. Election of Directors

Name	Votes For	Authority Withheld	Abstentions
Lee Abraham	7,374,688,916.418	317,278,333.280	9,053,847.110
Jane F. Dasher	7,381,764,987.808	310,202,261.890	9,053,847.110
Donald R. Foley	7,377,399,557.028	314,567,692.670	9,053,847.110
Richard E. Hanson, Jr.	7,379,534,386.118	312,432,863.580	9,053,847.110
Paul Hardin	7,378,461,605.888	313,505,643.810	9,053,847.110
Roderick C. Rasmussen	7,376,644,184.108	315,323,065.590	9,053,847.110
John P. Toolan	7,377,276,346.178	314,690,903.520	9,053,847.110
R. Jay Gerken	7,371,718,942.188	320,248,307.510	9,053,847.110

On December 19, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	7,998,268,481.234	275,394,489.830	645,242,137.580	1,025,998.000

Smith Barney Money Funds, Inc. 2005 Annual Report         49

Additional Shareholder Information (unaudited) (continued)

Smith Barney Money Funds, Inc. — Government Portfolio

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to elect directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Name	Votes For	Authority Withheld	Abstentions
Lee Abraham	7,374,688,916.418	317,278,333.280	9,053,847.110
Jane F. Dasher	7,381,764,987.808	310,202,261.890	9,053,847.110
Donald R. Foley	7,377,399,557.028	314,567,692.670	9,053,847.110
Richard E. Hanson, Jr.	7,379,534,386.118	312,432,863.580	9,053,847.110
Paul Hardin	7,378,461,605.888	313,505,643.810	9,053,847.110
Roderick C. Rasmussen	7,376,644,184.108	315,323,065.590	9,053,847.110
John P. Toolan	7,377,276,346.178	314,690,903.520	9,053,847.110
R. Jay Gerken	7,371,718,942.188	320,248,307.510	9,053,847.110

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	988,307,832.918	40,412,627.880	129,523,098.903	5,589.000

50         Smith Barney Money Funds, Inc. 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid monthly by the Funds during the taxable year ended December 31, 2005:

	Cash Portfolio	Government Portfolio
Interest from Federal Obligations	1.73%	36.24%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Money Funds, Inc. 2005 Annual Report         51

Smith Barney Money Funds, Inc.

Cash Portfolio

Government Portfolio

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Martin R. Hanley

Vice President and
Investment Officer

Kevin Kennedy

Vice President and
Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money
Laundering Compliance
Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENTS

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

Boston Financial Data
Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for general information of the shareholders of Smith Barney Money Funds, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0858 2/06	06-9598

Smith Barney Money Funds, Inc.

Cash Portfolio

Government Portfolio

The Funds are separate investment funds of the Smith Barney Money Funds, Inc., a Maryland corporation.

SMITH BARNEY MONEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,000 in 2004 and $94,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Money Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2004 and $4,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Money Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Money Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Money Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Money Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Money Funds, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Money Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Money Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Money Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Money Funds, Inc.

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Money Funds, Inc.

Date: March 10, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Money Funds, Inc.

Date: March 10, 2006